UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

SOLITARIO RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Colorado	001-32978	84-1285791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 534-1030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Effective June 18, 2025, Solitario Resources Corp. (the “Company”) and Newmont Overseas Exploration Ltd (“Newmont”), a wholly owned subsidiary of Newmont Corporation closed upon the purchase and sale of 1,587,300 shares of Company common stock for $999,999. This represented a follow-on investment by Newmont, and through this transaction Newmont increased its ownership in the Company to an approximate 9.4% interest. The purchase and sale of the shares was effected in accordance with a Stock Purchase Agreement (“SPA”) between the parties.

The Company made certain customary representations, warranties, and covenants in the SPA. The SPA is not intended to provide any other factual information about the Company. In addition, in the SPA, Newmont made various representations and warranties, including that Newmont purchased the shares for its own account and that Newmont is an accredited investor. The representations, warranties, and covenants contained in the SPA were made only for purposes of the SPA including the allocation of risk between the parties thereto, and as of specific dates, were solely for the benefit of the parties to the SPA, and may be subject to limitations agreed upon by the parties thereto.

As previously disclosed, in July 2023 the Company and Newmont entered into an Investor Rights Agreement (the “Rights Agreement”) affording certain rights including with respect to future transactions that may arise related to the Company’s Golden Crest Properties (as identified in the Rights Agreement). Effective upon closing on the purchase and sale of the shares identified above, the parties amended the Rights Agreement through an Amended and Restated Investor Rights Agreement (the “A&R Agreement”). The A&R Agreement served to amend certain terms of the Rights Agreement, including to (i) define the term “Golden Crest Properties” to also include a two kilometer area of interest surrounding the properties, (ii) provide Newmont a right of first refusal with respect to certain transactions, such as a sale or joint venture, involving the Golden Crest Properties (whereas the original Rights Agreement granted Newmont a right of first offer with respect to the those prospective transactions), and (iii) create a technical committee with respect to the Golden Crest Properties comprised of two members appointed by Newmont and two members appointed by the Company, with such committee to serve solely as an advisory committee without the authority to bind the Company. Otherwise, the A&R Agreement did not serve to materially amend the terms of the Rights Agreement, and, instead served to restate other material terms.

The Company expects to utilize the proceeds from the sale of the shares to Newmont to fund anticipated exploration activities and expenses related to its Golden Crest, Lik, and Florida Canyon projects, as well as for general corporate purposes.

A copy of the SPA is filed with this report as Exhibit 10.1 and the summary of the SPA in this report is qualified by reference to that exhibit. A copy of the Rights Agreement is filed with this report as Exhibit 10.2 and the summary of the Rights Agreement in this report is qualified by reference to that exhibit.

Item 3.02 Unregistered Sales of Equity Securities

In addition to the shares of common stock sold to Newmont pursuant to the SPA described above, on June 18, 2025, the Company closed on a concurrent private placement of its common stock involving a single third-party investor (the “Offering”). That investor agreed to purchase 5,555,555 shares of Company common stock. The Offering was not underwritten by a broker, the Company did not engage a placement agent for the Offering, and there were no underwriter discounts or commissions.

The shares of Company common stock sold in the Offering, and those sold to Newmont pursuant to the SPA, were sold at US $0.63 per share. The per share sales price was calculated based on the prior 90-day volume weighted average price of the Company’s common stock.

As it relates to the Offering, and the shares of Company common stock offered and sold to Newmont pursuant to the SPA, the Company relied on the exemptions from registration set forth in Section 4(a)(2) under the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder. In connection with such offers and sales the Company: (i) did not engage in any public advertising or general solicitation in connection with the Offering; (ii) reasonably believed that each investor was sophisticated and an “accredited investor” and understood the risks of acquiring shares of Company common stock; and (iii) believed that each investor acquired the shares for investment purposes. No officers, directors or other affiliates of the Company participated in the Offering or the investment by Newmont.

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The closing of the Offering and the investment by Newmont was subject to the filing of additional listing applications with the NYSE American Stock Exchange and the Toronto Stock Exchange, (collectively the “Exchanges”) with respect to the shares of Company common stock offered and sold, and the Company received the necessary approvals of the Exchanges to effect the closing.

Item 8.01 Other Events

On June 20, 2025, the Company issued a press release announcing the investment from Newmont and the closing of the Offering. A copy of that press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 8.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by reference to such filing.

Item 9.01 Financial Statements and Exhibits

10.1	Stock Purchase Agreement by and between Solitario Resources Corp. and Newmont Overseas Exploration Ltd.

10.2	Amended and Restated Investor Rights Agreement by and between Solitario Resources Corp. and Newmont Overseas Exploration Ltd.

99.1	Press Release dated June 20, 2025

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 20, 2025

Solitario Resources Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer

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